KEMPER
HIGH YIELD FUND

ANNUAL REPORT TO SHAREHOLDERS
FOR THE YEAR ENDED SEPTEMBER 30, 1996

Offering investors the opportunity for a high level of current income from a diversified portfolio of fixed income securities

"... While most fixed-income investments suffered due to the economy's pickup, high yield bonds flourished in the higher market rate environment..."


                                                             [KEMPER FUNDS LOGO]

Table of
Contents

2
At a Glance
2
Terms to Know
3
General
Economic Overview
5
Performance Update
8
Portfolio Statistics
10
Portfolio of
Investments
16
Report of
Independent Auditors
17
Financial Statements
19
Notes to
Financial Statements
23
Financial Highlights

At A Glance

--------------------------------------------------------------
 KEMPER HIGH YIELD FUND
 TOTAL RETURNS
--------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 1996 (UNADJUSTED FOR ANY SALES CHARGE)

                                 [BAR GRAPH]

                                                        Lipper High Current
                                                        Yield Funds Category
Class A         Class B         Class C                       Average*
-------         -------         -------                 --------------------
13.00%          12.02%          12.06%                         12.92%





--------------------------------------------------------------
 NET ASSET VALUE
--------------------------------------------------------------

                                 AS OF     AS OF
                                9/30/96   9/30/95
--------------------------------------------------------------
KEMPER HIGH YIELD FUND
CLASS A                          $8.23     $8.01
--------------------------------------------------------------
KEMPER HIGH YIELD FUND
CLASS B                          $8.22     $8.00
--------------------------------------------------------------
KEMPER HIGH YIELD FUND
CLASS C                          $8.24     $8.02
--------------------------------------------------------------

Returns and rankings are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.
*Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable. Returns and rankings are historical and do not reflect future performance.


-----------------------------------------------------------
 KEMPER HIGH YIELD FUND RANKINGS*
-----------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER
 HIGH CURRENT YIELD FUNDS CATEGORY

              CLASS A         CLASS B        CLASS C
-----------------------------------------------------------
1-YEAR         #58 OF         #83 OF          #82 OF
             143 FUNDS       143 FUNDS      143 FUNDS
-----------------------------------------------------------
5-YEAR         #21 OF           N/A            N/A
              63 FUNDS
-----------------------------------------------------------
10-YEAR        #2 OF            N/A            N/A
              43 FUNDS
-----------------------------------------------------------
15-YEAR        #1 OF            N/A            N/A
              23 FUNDS
-----------------------------------------------------------

-----------------------------------------------------------
 DIVIDEND AND YIELD REVIEW
-----------------------------------------------------------

THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND
AND YIELD INFORMATION FOR THE FUND AS OF
SEPTEMBER 30, 1996.

                    CLASS A     CLASS B     CLASS C
-----------------------------------------------------------
1 YEAR INCOME:      $0.7680     $0.6969     $0.7020
-----------------------------------------------------------
SEPTEMBER
DIVIDEND:           $0.0665     $0.0604     $0.0605
-----------------------------------------------------------
ANNUALIZED
DISTRIBUTION
RATE+:                9.70%       8.82%       8.81%
-----------------------------------------------------------
SEC YIELD+:           8.90%       8.43%       8.47%
-----------------------------------------------------------

+Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on September 30, 1996. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended September 30, 1996 shown as an annualized percentage of the maximum offering price on that date. The SEC yield is computed in accordance with the standardized method prescribed by the Securities and Exchange Commission.



TERMS TO KNOW

CYCLICAL ISSUES Cyclical issues are bonds within industries whose earnings tend to rise quickly when the economy strengthens and fall quickly when the economy weakens. Examples are housing, automobiles and paper companies. The performance of noncyclical industries such as food, insurance and drugs is normally not as directly affected by economic changes.

HIGH YIELD BONDS High yield bonds are issued by companies, often without long track records of sales and earnings, or by those with questionable credit strength, and pay a higher yield to investors to help compensate for their greater risk of loss to principal and interest. High yield bonds carry a credit rating of BB or lower from either Moody's or Standard & Poor's bond rating services and are considered to be "below investment grade" by these rating agencies. Such bonds may also be unrated. The bonds present greater risk to principal and income than higher quality bonds.

TOTAL RETURN A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

YIELD A fund's yield is a measure of the net investment income per share earned over a specific one month or 30-day period expressed as a percentage of the maximum offering price of the fund's shares at the end of the period.

GENERAL ECONOMIC OVERVIEW

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER OF ZURICH KEMPER INVESTMENTS, INC. (ZKI). ZKI AND ITS AFFILIATES MANAGE APPROXIMATELY $76 BILLION IN ASSETS, INCLUDING $42 BILLION IN RETAIL
MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER:

As we approach the close of 1996, it's remarkable how eventful the year has been and yet, economically, we are essentially where we were one year ago.

     The fundamentals of the economy are remarkably similar today to what they were in 1995. Long-term interest rates are approximately 6.52% compared to 6.29% in November 1995. The economy is growing at a rate of approximately 2.2%. Inflation continues to be well under control, at about 3.0%.

     One significant difference between today and one year ago is that prices of the stocks are on average up 15% to 20%. While price movements were more volatile in 1996 than in the past few years, the patient investor was amply rewarded. The prime element sending the stock market higher was strong positive cash flows. This liquidity in an environment of modestly increasing corporate profits and relatively stable interest rates pushed stocks higher for most of the year.

     This higher stock market has caused many market observers to worry. While we cannot ignore what has happened, we find no reason to be bearish over the long term. The environment is benign to favorable for financial assets. Given steady interest rates, moderate economic growth and continued moderate corporate earnings growth, there are few excesses in the system. In fact, real interest rates are probably too high considering our outlook for inflation, and we may see them decline over time.

     Naturally, we cannot rule out the possibility of a market correction. But, in our belief, the downside would appear to be limited to 5% to 8%, which is the size of a typical correction based on historical data. As we have said in previous outlooks, three elements tend to move the market:

- EARNINGS. We forecast corporate earnings to range between 0% and 5% on average for the Standard & Poor's 500* in 1997 -- not as high as in recent previous years but positive nonetheless.

- INTEREST RATES. Rates should remain stable, and short-term interest rates may even decline.

- LIQUIDITY. Investors, through mutual funds, 401(k)s and qualified contribution plans in particular, continue to create strong demand for securities.

     In order to move the market more than would be expected in a typical decline, one or more of these elements will have to turn negative in 1997, and, while future market conditions cannot be predicted with certainty, we fail to see what would materially change our outlook. Our outlook going forward is that 1997 should be a lot like 1996.

     While the economy continued along a relatively consistent path, the United States took some politically significant steps in 1996. First, of course, President Bill Clinton and a Republican Congress were re-elected by the voters. In the first few days after the general election, especially, investors demonstrated their support for such a balance in our leadership. But of much greater long-term significance is the expressed commitment by both parties to balance the federal budget and address certain entitlement programs. The first year after an election can be a fertile time to accomplish major initiatives, and we are hopeful that progress can be made.

     The future of the Social Security system, which many experts believe will run out of money about 20 years from now, will be a subject in which you can expect Zurich Kemper Investments, Inc. to play a leadership role. The possible solutions for "fixing Social Security" are finite: raise Social Security taxes, reduce benefits, raise the retirement age, change inflation assumptions or pursue a higher rate of return on assets contributed by workers. We believe that a bipartisan solution will be worked out, which will include giving individuals the option of investing a portion of their Social Security contributions in an account earmarked for them. This change is needed to return credibility to the system, which many Americans have lost faith in.

     What to do with Social Security is a debate that spans generations and promises to occupy much attention in the coming years. As we hope to help advance constructive debate, we'll be advocating partial privatization for this federal program while maintaining a safety net for many low-wage earners and providing a seamless transition for seniors near or in retirement.

ECONOMIC OVERVIEW

-------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
-------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.
  The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]



                                Now (10/31/96)        6 Months ago           1 year ago           2 years ago
10-year Treasury rate (1)           6.53                 6.74                   6.04                 7.74
Prime rate (2)                      8.25                 8.25                   8.75                 7.75
Inflation rate (3)                  3                    2.9                    2.6                  2.6
The U.S. dollar (4)                 4.74                 8.94                  -1.05                -5.28
Capital goods orders (5)*           2.24                 7.42                   8.57                15.65
Industrial production (5)           3.5                  2.56                   1.92                 6.77
Employment growth (6)               2.01                 2.07                   1.93                 3.3

1 Falling interest rates in recent years have been a big plus for financial assets.

2  The interest rate that commercial lenders charge their best borrowers.

3 Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

4 Changes in the exchange value of the dollar impact U.S. exporters and the value of the U.S. firms' foreign profits.

5  These influence corporate profits and equity performance.

6  An influence on family income and retail sales.

*  Data as of September 30, 1996.

SOURCE: ECONOMICS DEPARTMENT, ZURICH KEMPER INVESTMENTS, INC.

  With this letter as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers
----------------------
Stephen B. Timbers
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER
Zurich Kemper Investments, Inc.

November 15, 1996

*THE STANDARD & POOR'S 500 IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE
 U.S. STOCK MARKET.

PERFORMANCE UPDATE

[MCNAMARA PHOTO]

MICHAEL MCNAMARA HAS BEEN WITH ZURICH KEMPER INVESTMENTS, INC. SINCE 1972 AND IS SENIOR VICE PRESIDENT OF ZKI AND PORTFOLIO CO-MANAGER OF KEMPER HIGH YIELD FUND. MCNAMARA GRADUATED WITH A BACHELORS OF SCIENCE DEGREE IN BUSINESS ADMINISTRATION FROM THE UNIVERSITY OF MISSOURI AND EARNED AN M.B.A. FROM LOYOLA UNIVERSITY.

[RESIS PHOTO]

HARRY RESIS JOINED ZURICH KEMPER INVESTMENTS, INC., IN 1988 AND IS SENIOR VICE PRESIDENT OF ZKI AND PORTFOLIO CO-MANAGER OF KEMPER HIGH YIELD FUND. RESIS HOLDS A BACHELORS DEGREE IN FINANCE FROM MICHIGAN STATE UNIVERSITY.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED
ON MARKET AND OTHER CONDITIONS.

DURING A PERIOD OF HIGHER INTEREST RATES AND FEARS OF INFLATION, HIGH YIELD BONDS OUTPERFORMED NEARLY EVERY OTHER FIXED-INCOME ASSET CLASS. PORTFOLIO CO-MANAGERS MICHAEL MCNAMARA AND HARRY RESIS EXPLAIN THE REASONS BEHIND THIS OUTPERFORMANCE AND DISCUSS THEIR OUTLOOK FOR THE HIGH YIELD MARKET.

Q. HIGH YIELD BONDS ENJOYED STRONG PERFORMANCE DURING THE YEAR WHILE OTHER FIXED-INCOME INVESTMENTS STRUGGLED. WHAT WAS THE REASON?

A. The growing U.S. economy continued to drive strong high yield bond returns during the fiscal year. While most fixed-income investments suffered due to the economy's pickup, high yield bonds flourished in the higher market rate environment that ensued. That's because stronger economic growth fueled corporate earnings, which enabled most companies to meet the interest payments on their outstanding bond issues. The strong stock market was also positive for high yield bonds. It facilitated an increased number of initial public offerings by high yield issuers, which enabled many issuers to pay down their debt.

Q. WOULD YOU CONSIDER THE LAST 12 MONTHS THE OPTIMAL ECONOMIC ENVIRONMENT FOR HIGH YIELD BONDS?

A. This year's growing economy, low inflation and low level of defaults were quite positive for high yield bonds. Although we didn't realize returns of the same magnitude we did in 1995, the tighter spreads between high yield bonds and U.S. Treasuries that resulted were positive. Let us explain.

         A growing U.S. economy helped keep defaults at bay this year. Stronger economic growth generated consumer spending, which fueled corporate earnings. With relatively stable corporate earnings, defaults were minimal because companies were generally able to cover their high yield bond coupon interest payments. Therefore, demand for high yield bonds increased and prices rose. Conversely, demand for and prices of U.S. Treasuries fell during the year as interest rates rose and investors feared the onset of higher inflation. This change in demand and pricing created a "narrowing of spreads" between high yield bonds and Treasuries, which was positive for the fund.

Q. WHAT TYPES OF ADJUSTMENTS DID YOU MAKE TO KEMPER HIGH YIELD FUND DURING THE PERIOD?

A. We focused primarily on changing the mix of the fund's cyclical holdings. Cyclical industries are those that produce or support the production of discretionary goods such as new homes or automobiles. Companies within these types of industries tend to flourish when the economy is expanding but are normally the first to suffer when the economy contracts. By contrast, defensive industries tend to be less sensitive to economic slowdowns because they support nondiscretionary spending on items such as food or health and beauty products.

PERFORMANCE UPDATE

        Historically, the fund had been heavily weighted in companies within deep cyclical industries like steel, paper and chemicals. But last year we began moving out of deep cyclical industries. That's because those types of companies tend to experience large movements in their revenues and earnings during changes in the economy or in their industry cycles.

        Over the past year, we continued to add issues from companies that, although cyclical, have less cyclicality, or have some degree of independence from changes in the overall U.S. economy. For example, we've increased our weighting in the energy sector. Another example would be our increased investment in the casino and gaming industry. Although some may argue that gaming is not a cyclical industry, we believe it is. If there would be a sharp downturn in the economy, we would expect a decline in industry revenues. Although the gaming industry would suffer from an economic downturn, the losses would not be anywhere near as significant as those that the steel or auto industries might experience.

Q. HAS THE INVESTMENT SELECTION PROCESS GOTTEN ANY SIMPLER GIVEN THE HIGH YIELD MARKET'S LOW LEVEL OF DEFAULTS?

A. Although the low level of defaults has given us more issues to choose from, it has not predicated a change in our investment analysis process. We believe our careful bond selection, which is based on extensive research, is directly responsible for the fund's outstanding historical long-term performance. Kemper's team of bond analysts routinely goes beyond traditional analysis. They visit issuing companies and meet with their senior management, walk through factories, talk to suppliers and speak with customers. After a bond is purchased for the fund, analysts continuously monitor the firm's financial strength and the bond's ongoing investment potential.

Q.       WHAT CAN YOU TELL US ABOUT THE QUALITY OF THE FUND'S HOLDINGS?

A. We didn't significantly alter the quality of the fund's portfolio during the period. We kept about two-thirds of the fund invested in lower quality B-rated bonds and close to 25 percent invested in relatively higher rated BB-rated bonds. This positioning provided a good level of income for the fund, while mitigating some potential risk.

Q.       WERE THERE ANY BONDS THAT PERFORMED PARTICULARLY WELL?

A. There were a number of issues that provided outstanding performance during the year. An example was our investment in Trump Taj Mahal, which was called away from us at par value ($1,000 per bond) plus accrued interest. These bonds were issued to finance the Atlantic City casino's first mortgage and we purchased them in the secondary market at a deep discount to par value. Early on, many investors doubted the stability of this issue, but we were optimistic about the future of the casino and Atlantic City. We believed that the bonds'
11.35 percent coupon combined with their discounted price made the investment worthwhile. In fact, we were so confident about the potential of this investment, we made it one of the fund's largest holdings.

        Our outlook for Atlantic City and Trump Taj Mahal proved to be correct, and the bonds were consistently one of the fund's top performing investments. Moreover, the fund enjoyed a substantial gain when the vast majority of the bonds were called away in March 1996.

Q.       WHAT ABOUT DISAPPOINTMENTS?

A. Three of the fund's issues defaulted during the first part of the fiscal year. The bonds were issued by Color Tile, a home improvement retailer, Burlington Motor Freights, a trucking company and Beatrice Ltd., a Canadian dairy company. All three were hurt by the debt they had taken on and the effect that 1994's rising interest rate environment had on their businesses.

        Color Tile and Burlington are still in the midst of restructuring their debt. However, by the close of the fiscal year, Beatrice Ltd. bonds had recaptured some of their earlier losses.

Q.       WILL THE HIGH YIELD BOND MARKET BE ABLE TO SUSTAIN ITS MOMENTUM?

A. Our outlook for the high yield bond market is positive, although we don't expect corporate earnings to keep pace with levels from the past couple of years. This slowdown in earnings and the aging of issues will most likely lead to an increased default rate, but we do not believe that it will be alarming. Our investment focus will continue to be on healthy companies that are positioned to perform well in the current slow growth economy.

PERFORMANCE UPDATE

 Average Annual Total Returns*

FOR PERIODS ENDED SEPTEMBER 30, 1996 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                                         LIFE OF
                                     1-YEAR      5-YEAR      10-YEAR      CLASS
---------------------------------------------------------------------------------------------------------
KEMPER HIGH YIELD FUND CLASS A         7.88%      11.98       10.90%       11.73%     (Since 1/26/78)
---------------------------------------------------------------------------------------------------------
KEMPER HIGH YIELD FUND CLASS B         9.02         N/A         N/A         9.51      (Since 5/31/94)
---------------------------------------------------------------------------------------------------------
KEMPER HIGH YIELD FUND CLASS C        12.06         N/A         N/A        10.80      (Since 5/31/94)
---------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 Growth of an assumed $10,000 investment in Kemper High Yield Fund Class A from 1/1/80 through 9/30/96
-------------------------------------------------------------------------------

                                  [Bar Graph]

                              1/1/80  12/31/93   12/31/94  12/31/95     9/30/96
-------------------------------------------------------------------------------
KEMPER HIGH YIELD FUND
CLASS A(1)                    10,000   60,046     59,102    69,313      75,978
-------------------------------------------------------------------------------
SALOMON BROTHERS LONG-TERM
HIGH YIELD BOND INDEX(+)      10,000   60,336     58,053    75,089      76,965
-------------------------------------------------------------------------------

CONSUMER PRICE INDEX(++)      10,000   19,009     19,518    20,013      20,574
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 Growth of an assumed $10,000 investment in Kemper High Yield Fund Class B from 5/31/94 through 9/30/96
-------------------------------------------------------------------------------

                                  [Bar Graph]

                              5/31/94   12/31/94   12/31/95   9/30/96
-------------------------------------------------------------------------------
KEMPER HIGH YIELD FUND
CLASS B(1)                     10,000    10,005     11,640     12,370
-------------------------------------------------------------------------------
SALOMON BROTHERS LONG-TERM
HIGH YIELD BOND INDEX(+)       10,000    10,160     13,141     13,469
-------------------------------------------------------------------------------

CONSUMER PRICE INDEX(++)       10,000    10,149     10,407     10,698
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
 Growth of an assumed $10,000 investment in Kemper High Yield Fund Class C from 5/31/94 through 9/30/96
-------------------------------------------------------------------------------

                                  [Bar Graph]

                                     5/31/94   12/31/94  12/31/95    9/30/96
-------------------------------------------------------------------------------
KEMPER HIGH YIELD FUND
CLASS C(1)                            10,000    10,032    11,677      12,711
-------------------------------------------------------------------------------

SALOMON BROTHERS LONG-TERM
HIGH YIELD BOND INDEX(+)              10,000    10,160    13,141      13,469
-------------------------------------------------------------------------------

CONSUMER PRICE INDEX(++)              10,000    10,149    10,407      10,698
-------------------------------------------------------------------------------



Past Performance is not predictive of future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

 * Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of dividends and for Class A shares adjustment for the maximum sales charge of 4.5%, for Class B shares adjustment for the applicable contingent deferred sales charge (CDSC) as follows: 1-year, 3%; 5-year, 1%; since inception, 0% and for C shares no adjustment for sales charge. The maximum B share CDSC is 4%. For C shares purchased on or after 4/1/96 there is a 1% CDSC on certain redemptions within the first year of purchase.

 (1) Performance includes reinvestment of dividends and adjustment for the maximum sales charge for A shares and the contingent deferred sales charge in effect at the end of the period for B shares. When reviewing the performance chart, please note that the inception date for the Salomon Brothers Long-Term High Yield Bond Index is 1/1/80. As a result, we are not able to illustrate the Life of Class performance (since 1/26/78) for the Kemper High Yield Fund Class A shares. In comparing the performance of the fund to that of the Salomon Brothers Long-Term High Yield Bond Index and the Consumer Price Index, you should also note that the fund's performance reflects the maximum sales charge, while no such charges are reflected in the performance of the indices.

     The Fund may invest in lower-rated and non-rated securities which present greater risk of loss to principal and interest than high-rated securities.

 (+) The Salomon Brothers Long-Term High Yield Bond Index is on a total return basis with all dividends reinvested and is comprised of high yield bonds with a par value of $50 million or higher and a remaining maturity of ten years or longer rated BB+ or lower by Standard & Poor's Corporation or BAL or lower by Moody's Investors Service, Inc. This index is unmanaged. Source is Salomon Brothers Inc.

 (++)The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers. Source is Towers Data Systems.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

---------------------------------------------------------------------------------
                                            ON 9/30/96                 ON 9/30/95
---------------------------------------------------------------------------------
BONDS                                            91%                        90%
---------------------------------------------------------------------------------
CASH AND EQUIVALENTS                              6                          8
---------------------------------------------------------------------------------
TREASURIES 1-3 YEARS                              1                         --
---------------------------------------------------------------------------------
PREFERRED AND COMMON STOCK                        2                          2
---------------------------------------------------------------------------------
                                                100%                       100%

[PIE CHART]

YEARS TO MATURITY

----------------------------------------------------------------------------------
                                            ON 9/30/96                 ON 9/30/95
----------------------------------------------------------------------------------
CASH AND EQUIVALENTS                              6%                         8%
----------------------------------------------------------------------------------
1-10                                             84                         84
----------------------------------------------------------------------------------
10-20                                             9                          7
----------------------------------------------------------------------------------
OVER 20                                           1                          1
----------------------------------------------------------------------------------
                                                100%                       100%

[PIE CHART]

* Portfolio composition and holdings are subject to change.

PORTFOLIO STATISTICS

QUALITY

----------------------------------------------------------------------------------------
                                         ON 9/30/96                  ON 9/30/95
----------------------------------------------------------------------------------------
AAA-A                                          2%                          7%
----------------------------------------------------------------------------------------
A                                              1                          --
----------------------------------------------------------------------------------------
BB                                            21                          25
----------------------------------------------------------------------------------------
B                                             68                          59
----------------------------------------------------------------------------------------
OTHER                                          8                           9
----------------------------------------------------------------------------------------
                                             100%                        100%

[PIE CHART]

PORTFOLIO OF INVESTMENTS

KEMPER HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS AT SEPTEMBER 30, 1996
(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------
 U.S. GOVERNMENT OBLIGATIONS                                                 PRINCIPAL AMOUNT      VALUE
--------------------------------------------------------------------------------------------------------------
U.S. TREASURY NOTES--2.0%        8.875%, 1997                                      $   33,500    $   34,568
                                 6.875%, 2006                                          22,500        22,753
                                 7.00%, 2006                                           23,000        23,471
                                 -----------------------------------------------------------------------------
                                 TOTAL U.S. GOVERNMENT OBLIGATIONS
                                 (Cost: $81,439)                                                     80,792
                                 -----------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
 CORPORATE OBLIGATIONS
--------------------------------------------------------------------------------------------------------------
AEROSPACE--2.4%                  Fairchild Corporation, 12.00%, 2001                   37,830        37,925
                                 Howmet Inc., 10.00%, 2003                              4,510         4,820
                                 K & F Industries, Inc.
                                   11.875%, 2003                                       19,830        21,416
                                   10.375%, 2004                                       24,750        25,307
                                 UNC, Inc., 11.00%, 2006                                8,370         8,789
                                 -----------------------------------------------------------------------------
                                                                                                     98,257
----------------------------------------------------------------------------------------------------------------
BROADCASTING, CABLESYSTEMS       Adelphia Communications Corporation
AND PUBLISHING--17.5%              12.50%, 2002                                        19,370        20,435
                                   11.875%, 2004                                        8,510         8,893
                                 Affinity Group, Inc., 11.50%, 2003                    21,400        22,096
                                 American Radio Systems, 9.00%, 2006                   22,450        21,777
                              (b)American Telecasting
                                   14.50%, 2004                                        13,120         9,758
                                   14.50%, 2005                                         7,850         5,093
                              (b)Bell Cablemedia PLC
                                   11.95%, 2004                                        29,960        22,994
                                   11.875%, 2005                                        1,490         1,017
                              (b)Benedek Communications, 13.25%, 2006                   5,420         3,191
                                 Big Flower Press, Inc., 10.75%, 2003                  19,202        19,730
                                 CAI Wireless Systems, 12.25%, 2002                    15,150        15,718
                                 CF Cable TV Inc., 11.625%, 2005                       20,205        22,832
                                 Cablevision Systems Corporation
                                   9.25%, 2005                                          5,880         5,660
                                   9.875%, 2013                                         7,725         7,455
                                   10.50%, 2016                                        28,235        28,694
                                   9.875%, 2023                                         4,490         4,277
                                 Century Communications Corporation
                                   11.875%, 2003                                       20,095        21,502
                                   9.50%, 2005                                         21,390        21,230
                              (b)Charter Communications, 14.00%, 2007                  30,410        18,322
                                 Comcast Corporation
                                   9.125%, 2006                                        26,250        26,152
                                   9.50%, 2008                                         14,390        14,660
                                   10.625%, 2012                                        4,400         4,774
                              (b)Comcast UK Cable Partners Limited, 11.20%,
                                   2007                                                45,225        28,774
                              (b)CS Wireless, 11.37%, 2006                             39,320        20,053
                              (b)Echostar Communications, 12.875%, 2004                38,190        30,170
                                 EZ Communications, 9.75%, 2005                        16,140        16,422
                                 Granite Broadcasting Corp.
                                   10.375%, 2005                                       15,470        15,837
                                   9.375%, 2005                                         9,140         8,889
                              (b)International Cabletel Incorporated
                                   12.75%, 2005                                        48,310        32,579
                                   11.50%, 2006                                         6,560         3,903
                                 Multicanal Participacoes, 12.625%, 2004               13,330        14,313

PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------------------------------------------
                                                                             PRINCIPAL AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------
                                 Neodata Services, 12.00%, 2003                    $   23,290    $   23,523
                                 Newsquest Capital PLC, 11.00%, 2006                   21,410        22,052
                              (b)People's Choice TV, Unit, 13.125%, 2004               31,605        19,563
                                 Rogers Cablesystems Limited
                                   9.625%, 2002                                         9,290         9,371
                                   10.00%, 2005                                         9,930        10,141
                                   10.00%, 2007                                         4,540         4,540
                                 Sinclair Broadcasting Group, Inc.
                                   10.00%, 2003                                        24,805        25,022
                                   10.00%, 2005                                         1,550         1,560
                                 Sullivan Broadcasting
                                   10.25%, 2005                                         6,190         6,236
                                   13.25%, 2006                                        12,850        13,300
                                 Telewest Communications PLC
                                   9.625%, 2006                                        24,815        24,660
                              (b)  11.00%, 2007                                        21,433        13,610
                              (b)UIH Australia Pacific, Inc., 14.00%, 2006             41,630        22,272
                              (b)Videotron Holdings PLC
                                   11.125%, 2004                                        7,825         5,869
                                   11.00%, 2005                                        14,600         9,673
                                 Young Broadcasting Inc., 11.75%, 2004                  6,375         6,853
                                 -----------------------------------------------------------------------------
                                                                                                    715,445
----------------------------------------------------------------------------------------------------------------
BUSINESS SERVICES--.9%           Corporate Express Inc., 9.125%, 2004                  18,760        18,760
                                 Monarch Marking Systems, 12.50%, 2003                 17,510        19,480
                                 -----------------------------------------------------------------------------
                                                                                                     38,240
----------------------------------------------------------------------------------------------------------------
CHEMICALS AND                    Agriculture, Mining and Chemicals, Inc.,
AGRICULTURE--5.1%                  10.75%, 2003                                        15,080        15,947
                                 Arcadian Partners, L.P., 10.75%, 2005                 11,170        12,287
                                 Atlantis Group, Inc., 11.00%, 2003                    25,355        25,545
                                 G-I Holdings Inc., zero coupon, 1998                  43,410        37,875
                                 Hines Horticulture, 11.75%, 2005                      13,450        14,055
                                 NL Industries, 11.75%, 2003                            4,230         4,452
                                 Pioneer Americas Acquisition Corporation,
                                   13.375%, 2005                                       13,060        14,431
                                 Polymer Group Inc., 12.25%, 2002                      13,244        14,469
                                 Rexene Corporation, 11.75%, 2004                      31,845        34,870
                                 Sterling Chemicals, 11.75%, 2006                       8,260         8,652
                                 Terra Industries Inc., 10.50%, 2005                   12,200        12,963
                                 UCC Investors Holdings, Inc., 10.50%, 2002            10,480        11,109
                                 -----------------------------------------------------------------------------
                                                                                                    206,655
----------------------------------------------------------------------------------------------------------------
COMMUNICATIONS--10.6%         (b)Call-Net Enterprises Inc., 13.25%, 2004               15,280        11,899
                              (b)Cellular, Inc., 11.75%, 2003                          28,740        24,501
                              (b)Comunicacion Celular, 13.125%, with
                                   warrants, 2003                                      30,800        20,251
                                 CommNet Celluar, 11.25%, 2005                         10,935        11,482
                              (b)ICG Holdings, 13.50%, 2005                            29,930        20,652
                                 Impsat Corp., 12.125%, 2003                           13,260        13,691
                                 Intermedia Capital Partners, 11.25%, 2006             16,530        17,233
                                 Intermedia Communications of Florida Inc.,
                                   13.50%, 2005 with warrants expiring 2000            25,680        30,184
                              (b)Millicom International Cellular S.A.,
                                   13.50%, 2006                                        34,540        19,731
                                 Mobilemedia Communications, 9.375%, 2007              24,195        19,356
                                 Netsat Servicos, 12.75%, 2004                          9,950        10,597
                                 Nextlink Communications, 12.50%, 2006                 13,060        13,550

PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------------------------------------
                                                                             PRINCIPAL AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------
                                 Paging Network, Inc.
                                   11.75%, 2002                                    $   25,590    $   27,765
                                   10.125%, 2007                                       23,215        23,882
                              (b)PanAmSat, L.P., 11.375%, 2003                         47,345        43,084
                                 Rogers Cantel
                                   11.125%, 2002                                       29,712        31,402
                                   9.375%, 2008                                        12,340        12,247
                                   9.75%, 2016                                          8,240         8,116
                                 RSL Communications Ltd., 12.25%, 2006                 11,700        11,700
                              (b)Shared Technologies, 12.25%, 2006                     12,480         9,766
                                 USA Mobile Communications, Inc. II
                                   9.50%, 2004                                          8,170         7,843
                                   14.00%, 2004                                        16,290        18,245
                                 Vanguard Cellular Systems, 9.375%, 2006               18,160        18,069
                                 Western Wireless, 10.50%, 2006                         6,620         6,777
                                 -----------------------------------------------------------------------------
                                                                                                    432,023
----------------------------------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS--2.5%     American Standard Inc., 9.25%, 2016                   17,615        17,703
                              (b)Building Materials Corporation of America,
                                   11.75%, 2004                                        41,650        33,632
                                 Nortek, Inc., 9.875%, 2004                            25,045        24,575
                                 Triangle Pacific Corp., 10.50%, 2003                  26,565        27,694
                                 -----------------------------------------------------------------------------
                                                                                                    103,604
----------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS                AMF Group
AND SERVICES--6.9%
                                   10.875%, 2006                                       36,442        37,467
                              (b)  12.25%, 2006                                        23,990        14,544
                                 Avondale Mills, 10.25%, 2006                          19,500        19,793
                              (c)Beatrice Foods, Inc., 12.00%, 2001                    31,870        18,485
                                 Cinemark USA, Inc., 9.625%, 2008                      17,250        17,034
                                 Coinmach Corporation, 11.75%, 2005                    36,160        38,872
                              (b)Dr. Pepper Bottling Holdings, Inc., 11.625%,
                                   2003                                                18,629        16,952
                                 Herff Jones, Inc., 11.00%, 2005                       15,640        16,539
                                 Premier Parks Inc., 12.00%, 2003                      16,700        17,953
                              (b)Six Flags Theme Park, 12.25%, 2005                    46,280        41,189
                                 Van De Kamps, Inc., 12.00%, 2005                       9,880        10,769
                                 West Point Stevens Inc., 9.375%, 2005                 34,045        34,045
                                 -----------------------------------------------------------------------------
                                                                                                    283,642
----------------------------------------------------------------------------------------------------------------
DRUGS AND HEALTH CARE--3.8%      Dade International Inc., 11.125%, 2006                15,000        15,975
                                 Magellan Health Services, 11.25%, 2004                32,730        35,839
                                 Ornda Healthcorporation
                                   12.25%, 2002                                        31,830        34,257
                                   11.375%, 2004                                       18,520        20,604
                                 Paracelsus Healthcare, 10.00%, 2006                   12,960        13,284
                                 Tenet Healthcare, 10.125%, 2005                       33,150        35,885
                                 -----------------------------------------------------------------------------
                                                                                                    155,844
----------------------------------------------------------------------------------------------------------------
ENERGY AND RELATED               Benton Oil & Gas Co., 11.625%, 2003                   13,835        15,149
SERVICES--5.9%
                                 Chesapeake Energy Corporation, 10.50%, 2002           15,565        16,538
                                 Clark USA Inc., 10.875%, 2005                         13,730        14,090
                                 Cliffs Drilling Co., 10.25%, 2003                     13,090        13,548
                                 Coda Energy, 10.50%, 2006                             17,540        18,307
                                 Empire Gas Corporation, 7.00%, with warrants,
                                   2004                                                14,640        12,894
                                 Ferrellgas Partners, L.P., 9.375%, 2006               16,760        16,760
                                 Flores & Rucks, 9.75%, 2006                            4,950         5,018

PORTFOLIO OF INVESTMENTS

----------------------------------------------------------------------------------------------------------------
                                                                             PRINCIPAL AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------
                                 Gulf Canada Resources Limited
                                   9.25%, 2004                                     $   16,305    $   16,651
                                   9.625%, 2005                                        17,360        18,076
                                 MESA Inc., 10.625%, 2006                              22,170        23,334
                                 Plains Resources, 10.25%, 2006                        15,590        16,175
                                 Sante Fe Energy Resources, Inc., 11.00%, 2004         12,625        13,990
                                 United Meridian Corp., 10.375%, 2005                  11,520        12,211
                                 Vintage Petroleum, 9.00%, 2005                        28,420        28,278
                                 -----------------------------------------------------------------------------
                                                                                                    241,019
----------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES,              Continental Homes Holding, 10.00%, 2006               26,200        26,200
HOMEBUILDERS AND                 Forecast Group L.P., 11.375%, 2000                    10,895         9,261
REAL ESTATE--3.7%                Fortress Group, 13.75%, 2003                          10,700        11,289
                                 GMAC, Medium Term Note, 6.75%, 1997                   18,500        18,614
                                 Hovnanian Kent, 11.25%, 2002                          27,557        27,281
                                 J.M. Peters Company, 12.75%, 2002                     11,330        10,707
                                 Presley Companies, 12.50%, 2001                       24,025        23,304
                                 Ryland Group, 10.50%, 2006                            23,580        24,287
                                 -----------------------------------------------------------------------------
                                                                                                    150,943
----------------------------------------------------------------------------------------------------------------
LODGING AND GAMING--5.1%         Bally's Park Place Funding, Inc., 9.25%, 2004         23,220        24,903
                                 Empress River Casino, 10.75%, 2002                    30,273        32,468
                                 Eldorado Resorts 10.50%, 2006                         13,980        14,469
                                 Harvey's Casino Resorts, 10.625%, 2006                 7,470         7,825
                                 MGM Grand Hotel Finance Corporation, 12.00%,
                                   2002                                                37,120        40,461
                                 Players International, 10.875%, 2005                  20,540        20,335
                                 Station Casinos Inc., 10.125%, 2006                   28,105        27,683
                                 Trump Atlantic City, 11.25%, 2006                     41,890        41,262
                                 -----------------------------------------------------------------------------
                                                                                                    209,406
----------------------------------------------------------------------------------------------------------------
MANUFACTURING, METALS            Aftermarket Technology, 12.00%, 2004                  11,140        12,198
AND MINING--12.6%                Alvey Systems, 11.375%, 2003                          16,645        17,477
                                 Bar Technologies, 13.50%, with warrants, 2001          9,370         9,979
                                 Bluebird Body Company, 11.75%, 2002                   24,585        25,446
                                 Collins & Aikman Corporation, 11.50%, 2006            28,020        29,561
                                 Crain Industries, Inc., 13.50%, 2005                  11,700        13,046
                                 Day International Group, Inc., 11.125%, 2005          25,025        26,151
                                 Delco Remy International, 10.625%, 2006               23,475        24,209
                                 Essex Group Incorporated, 10.00%, 2003                20,360        20,869
                                 Euramax International, 11.25%, 2006                   14,130        14,519
                                 Fairfield Manufacturing Company, 11.375%, 2001        17,560        17,999
                              (b)Foamex - JPS Automotive L.P., 14.00%, with
                                   warrants, 2004                                      16,620        13,379
                                 Foamex L.P., 11.25%, 2002                             28,510        30,221
                                 Great Dane Holding Company, 12.75%, 2001              16,008        15,788
                                 GS Technologies
                                   12.00%, 2004                                        10,005        10,543
                                   12.25%, 2005                                        12,970        13,797
                                 Gulf States Steel, 13.50%, with warrants, 2003        31,695        28,595
                                 Hayes Wheels Intl., 11.00%, 2006                      24,240        25,573
                                 IMO Industries, 11.75%, 2006                           6,970         7,249
                                 Jordan Industries, 10.375%, 2003                      21,935        21,441
                                 JPS Automotive Products Corporation, 11.125%,
                                   2001                                                25,380        25,951
                                 Knoll Inc., 10.875%, 2006                             15,480        16,409
                                 Newflo Corporation, 13.25%, 2002                      14,500        16,059
                                 NS Group Inc., 13.50%, 2003                            6,660         6,693

PORTFOLIO OF INVESTMENTS

----------------------------------------------------------------------------------------------------------------
                                                                             PRINCIPAL AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------
                                 Penda Industries Inc., 10.75%, 2004               $   16,360    $   15,951
                                 Thermadyne Industries, Inc.
                                   10.25%, 2002                                        13,426        13,929
                                   10.75%, 2003                                        25,116        25,744
                                 Weirton Steel Corp., 11.375%, 2004                    17,880        17,969
                                 -----------------------------------------------------------------------------
                                                                                                    516,745
----------------------------------------------------------------------------------------------------------------
PAPER, FOREST PRODUCTS           BPC Holding Corp., 12.50%, 2006                       11,650        12,174
AND CONTAINERS--8.0%             Berry Plastics Corporation, 12.25%, 2004               7,020         7,599
                                 Container Corporation of America, 11.25%, 2004         9,420         9,985
                                 Crown Paper, 11.00%, 2005                             19,360        19,118
                                 Four M Corporation, 12.00%, 2006                       8,370         8,956
                                 Gaylord Container Corporation, 12.75%, 2005           20,850        22,883
                                 Maxxam Group, Inc.
                              (b)  12.25%, 2003                                         7,265         5,994
                                   11.25%, 2003                                        24,325        25,176
                                 National Fiberstock, 11.625%, 2002                    11,810        12,164
                                 Owens-Illinois, Inc.
                                   11.00%, 2003                                        11,035        12,070
                                   9.75%, 2004                                         42,525        43,375
                                   9.95%, 2004                                         13,062        13,585
                                 Printpack Inc., 10.625%, 2006                         16,510        17,005
                                 Repap New Brunswick Inc., 10.625%, 2005                9,000         9,090
                                 Riverwood International
                                   10.25%, 2006                                         8,920         8,965
                                   10.875%, 2008                                       41,500        40,878
                                 Stone Container Corporation
                                   11.50%, 2006                                        32,650        33,466
                                   11.875%, 2016                                       24,600        25,830
                                 -----------------------------------------------------------------------------
                                                                                                    328,313
----------------------------------------------------------------------------------------------------------------
RETAILING--4.3%                  Brunos, 10.50%, 2005                                  26,810        27,480
                              (c)Color Tile, Inc., 10.75%, 2001                        20,480         1,190
                                 Dominick's Finer Foods, 10.875%, 2005                 12,000        13,005
                                 Finlay Fine Jewelry Corporation, 10.625%, 2003        28,300        28,866
                                 Guitar Center Management, 11.00%, 2006                 8,285         8,596
                                 Michaels Stores, 10.875%, 2006                        13,550        13,719
                                 Pamida Holdings, 11.75%, 2003                         39,535        34,988
                                 Pathmark Stores, Inc.
                                   11.625%, 2002                                        8,305         8,513
                                   12.625%, 2002                                       24,025        24,986
                                 Thrifty Payless Inc., 12.25%, 2004                    12,590        14,101
                                 -----------------------------------------------------------------------------
                                                                                                    175,444
----------------------------------------------------------------------------------------------------------------
TECHNOLOGY--.6%                  Communication and Power Industry, Inc., 12.00%,
                                   2005                                                 7,975         8,633
                                 Computervision Corporation, 11.375%, 1999             16,207        17,017
                                 -----------------------------------------------------------------------------
                                                                                                     25,650
----------------------------------------------------------------------------------------------------------------
TRANSPORTATION--.7%           (c)Burlington Motor Holdings Inc., 11.50%, 2003          20,750           311
                                 GPA Group, PLC, 10.875%, 2019                         21,130        22,715
                              (b)Transtar Holdings, L.P., 13.375%, 2003                10,100         7,676
                                 -----------------------------------------------------------------------------
                                                                                                     30,702
                                 -----------------------------------------------------------------------------
                                 TOTAL CORPORATE OBLIGATIONS--90.6%
                                 (Cost: $3,639,574)                                               3,711,932
                                 -----------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

----------------------------------------------------------------------------------------------------------------
                                                         PRINCIPAL AMOUNT OR NUMBER OF SHARES         VALUE
----------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED          (a)Benedek Unit, PIK, preferred                           9,000 shs.   $10,508
STOCK--1.6%                      Computervision Corporation                         3,112,436         27,234
                                 Capital Pacifics Holdings                             54,431             54
                              (c)Echostar Communications                              218,250          5,947
                              (c)Gaylord Container Corporation                      1,805,934         13,319
                              (c)Grand Union Company                                  741,858          4,729
                              (c)Great Bay Power                                       21,293            213
                                 Intelcom Group, Inc., warrants                        67,617            879
                              (c)Sullivan Broadcasting                                205,600          2,056
                              (c)Thrifty Payless Inc.                                  56,259          1,048
                              (c)Walter Industries, Inc.                              103,179          1,328
                              (a)Waxman Industries, Inc., warrants, 2004              800,453          1,601
                                 -----------------------------------------------------------------------------
                                 TOTAL COMMON AND PREFERRED STOCKS
                                 (Cost: $64,303)                                                      68,916
                                 -----------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
MONEY MARKET                     Yield--5.31% - 5.85%
INSTRUMENTS--3.4%                Due--October 1996
                                 (Cost: $138,258)                                  $  138,400       138,258
                                 -----------------------------------------------------------------------------
                                 TOTAL INVESTMENTS--97.6%
                                 (Cost: $3,923,574)                                               3,999,898
                                 -----------------------------------------------------------------------------
                                 CASH AND OTHER ASSETS,
                                 LESS LIABILITIES--2.4%                                              97,041
                                 -----------------------------------------------------------------------------
                                 NET ASSETS--100%                                                $4,096,939
                                 -----------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

(a) The following securities may require registration under the Securities Act of 1933 or an exemption therefrom in order to effect sale in the ordinary course of business; they were valued at cost on the dates of acquisition. These securities are valued at fair value as determined in good faith by the Board of Trustees of the Fund. At September 30, 1996 the value of the restricted securities was $12,109,000, which represented .30% of net assets.

                                                                          DATE OF       NUMBER
                                                                        ACQUISITION    OF SHARES       UNIT COST
    -----------------------------------------------------------------------------------------------------------------
    Benedek Unit, PIK, preferred                                         May 1996         9,000        $1,000.00
    -----------------------------------------------------------------------------------------------------------------
    Waxman Industries, Inc., warrants, 2004                             June 1994       800,453             2.00
    -----------------------------------------------------------------------------------------------------------------

(b) Deferred interest obligation; currently zero coupon under terms of the initial offering.

(c) Non-income producing security. In the case of a bond, generally denotes the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

    "PIK" denotes that interest or dividends are paid in kind.

    Based on the cost of investments of $3,923,574,000 for federal income tax purposes at September 30, 1996, the gross unrealized appreciation was $177,548,000, the gross unrealized depreciation was $101,224,000 and the net unrealized appreciation on investments was $76,324,000.

    See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER HIGH YIELD FUND

        We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper High Yield Fund as of September 30, 1996, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1992. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper High Yield Fund at September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1992, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          November 18, 1996

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

September 30, 1996
(IN THOUSANDS)

---------------------------------------------------------------------------------------------------------
 ASSETS
---------------------------------------------------------------------------------------------------------
Investments, at value
(Cost: $3,923,574)                                                                             $3,999,898
---------------------------------------------------------------------------------------------------------
Cash                                                                                                3,636
---------------------------------------------------------------------------------------------------------
Receivable for:
  Fund shares sold                                                                                 13,910
---------------------------------------------------------------------------------------------------------
  Investments sold                                                                                 33,029
---------------------------------------------------------------------------------------------------------
  Interest and dividends                                                                           97,225
---------------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                                                                4,147,698
---------------------------------------------------------------------------------------------------------
LIABILITIES AND NET ASSETS
---------------------------------------------------------------------------------------------------------

Payable for:
  Fund shares redeemed                                                                              5,254
---------------------------------------------------------------------------------------------------------
  Investments purchased                                                                            41,578
---------------------------------------------------------------------------------------------------------
  Management fee                                                                                    1,761
---------------------------------------------------------------------------------------------------------
  Distribution services fee                                                                           701
---------------------------------------------------------------------------------------------------------
  Administrative services fee                                                                         672
---------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                                              664
---------------------------------------------------------------------------------------------------------
  Trustees' fees and other                                                                            129
---------------------------------------------------------------------------------------------------------
    Total liabilities                                                                              50,759
---------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                     $4,096,939
---------------------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS
---------------------------------------------------------------------------------------------------------
Paid-in capital                                                                                $4,071,359
---------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                                     (149,765)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                         76,324
---------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                99,021
---------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                                                    $4,096,939
---------------------------------------------------------------------------------------------------------
THE PRICING OF SHARES
---------------------------------------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share
  ($2,908,866 / 353,630 shares outstanding)                                                         $8.23
---------------------------------------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 4.71% of net asset value or 4.50% of offering price)                       $8.62
---------------------------------------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price (subject to contingent deferred sales charge) per share
  ($1,099,016 / 133,703 shares outstanding)                                                         $8.22
---------------------------------------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price (subject to contingent deferred sales charge) per share
  ($58,332 / 7,078 shares outstanding)                                                              $8.24
---------------------------------------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($30,725 / 3,735 shares outstanding)                                                              $8.23
---------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

Year ended September 30, 1996
(IN THOUSANDS)

-------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
-------------------------------------------------------------------------------------------------------
Interest income                                                                                $378,111
-------------------------------------------------------------------------------------------------------
Expenses:
 Management fee                                                                                  19,436
-------------------------------------------------------------------------------------------------------
 Distribution services fee                                                                        7,695
-------------------------------------------------------------------------------------------------------
 Administrative services fee                                                                      7,627
-------------------------------------------------------------------------------------------------------
 Custodian and transfer agent fees and related expenses                                           5,807
-------------------------------------------------------------------------------------------------------
 Professional fees                                                                                   98
-------------------------------------------------------------------------------------------------------
 Reports to shareholders                                                                            523
-------------------------------------------------------------------------------------------------------
 Trustees' fees and other                                                                           167
-------------------------------------------------------------------------------------------------------
   Total expenses                                                                                41,353
-------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                           336,758
-------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-------------------------------------------------------------------------------------------------------
 Net realized gain on sales of investments (including options purchased)                         42,506
-------------------------------------------------------------------------------------------------------
 Net realized loss from futures transactions                                                        (84)
-------------------------------------------------------------------------------------------------------
  Net realized gain                                                                              42,422
-------------------------------------------------------------------------------------------------------
 Change in net unrealized appreciation on investments                                            66,471
-------------------------------------------------------------------------------------------------------
Net gain on investments                                                                         108,893
-------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                           $445,651
-------------------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
(IN THOUSANDS)

                                                                             YEAR ENDED SEPTEMBER 30,
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY                            1996                  1995
---------------------------------------------------------------------------------------------------------
 Net investment income                                                   $  336,758               352,388
---------------------------------------------------------------------------------------------------------
 Net realized gain (loss)                                                    42,422               (61,865)
---------------------------------------------------------------------------------------------------------
 Change in net unrealized appreciation                                       66,471               155,866
---------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                        445,651               446,389
---------------------------------------------------------------------------------------------------------
Net equalization credits                                                      7,259                 2,331
---------------------------------------------------------------------------------------------------------
Distribution from net investment income                                    (338,218)             (319,210)
---------------------------------------------------------------------------------------------------------
Net increase from capital share transactions                                454,293               246,415
---------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                                568,985               375,925
---------------------------------------------------------------------------------------------------------
NET ASSETS
---------------------------------------------------------------------------------------------------------
Beginning of year                                                         3,527,954             3,152,029
---------------------------------------------------------------------------------------------------------
END OF YEAR
(including undistributed net investment income of
$99,021 and $93,202, respectively)                                       $4,096,939             3,527,954
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1    DESCRIPTION OF THE FUND Kemper High Yield Fund is an open-end diversified management investment company organized as a business trust under the laws of Massachusetts. The Fund offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without any initial sales charges but are subject to higher ongoing expenses than Class A shares and, for shares sold on or after April 1, 1996, a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------
2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Portfolio securities that are traded on a domestic securities exchange are valued at the last sale price on the exchange where primarily traded or, if there is no recent sale, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded.
                             Securities not so traded are valued at the last current bid quotation if market quotations are available. Exchange traded options are valued at the last sale price unless there is no sale price, in which event prices provided by market makers are used. Over-the-counter traded options are valued based upon prices provided by market makers.
                             Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Interest income includes discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

NOTES TO FINANCIAL STATEMENTS

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required. The accumulated net realized loss on sales of investments for federal income tax purposes at September 30, 1996, amounting to approximately $149,709,000, is available to offset future taxable gains. If not applied, the loss carryover expires during the period 1998 through 2004.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income monthly and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------
3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Kemper Investments, Inc.
                             (ZKI), and pays a management fee at an annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $19,436,000 for the year ended September 30, 1996.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                                        COMMISSIONS
                                                                                      ALLOWED BY KDI
                                                              COMMISSIONS      -----------------------------
                                                            RETAINED BY KDI    TO ALL FIRMS    TO AFFILIATES
                                                            ---------------    ------------    -------------
                             Year ended September 30, 1996     $ 857,000         6,035,000        226,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees and commissions paid in connection with the sale of Class B and

NOTES TO FINANCIAL STATEMENTS

                             Class C shares and the CDSC received in connection with the redemption of such shares are as follows:

                                                                                       COMMISSIONS AND
                                                                                      DISTRIBUTION FEES
                                                           DISTRIBUTION FEES             PAID BY KDI
                                                               AND CDSC         ------------------------------
                                                            RECEIVED BY KDI     TO ALL FIRMS     TO AFFILIATES
                                                           -----------------    ------------     -------------
                             Year ended September 30, 1996    $ 9,022,000         7,658,000          91,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts that the firms service. Administrative services fees (ASF) paid are as follows:

                                                                                      ASF PAID BY KDI
                                                            ASF PAID BY THE    ------------------------------
                                                              FUND TO KDI      TO ALL FIRMS     TO AFFILIATES
                                                            ---------------    ------------     -------------
                             Year ended September 30, 1996    $ 7,627,000        7,844,000         134,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $4,142,000 for the year ended September 30, 1996.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of ZKI. During the year ended September 30, 1996, the Fund made no payments to its officers and incurred trustees' fees of $54,000 to independent trustees.

--------------------------------------------------------------------------------
4    INVESTMENT
     TRANSACTIONS            For the year ended September 30, 1996, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                $4,477,028

                             Proceeds from sales                       4,199,655

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                                YEAR ENDED SEPTEMBER 30,
                                               -----------------------------------------------------------
                                                         1996                              1995
                                                SHARES         AMOUNT              SHARES         AMOUNT
                             ----------------------------------------------------------------------------
                              SHARES SOLD
                              Class A           119,890       $ 932,368            117,635       $ 876,873
                             -----------------------------------------------------------------------------
                              Class B            71,697         573,147             65,256         502,035
                             -----------------------------------------------------------------------------
                              Class C             8,808          70,603              3,063          23,849
                             -----------------------------------------------------------------------------
                              Class I             2,785          22,315              3,956          30,746
                             -----------------------------------------------------------------------------

                             ----------------------------------------------------------------------------
                              SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                              Class A            18,832         151,343             18,031         140,351
                             -----------------------------------------------------------------------------
                              Class B             6,906          55,478              7,152          55,638
                             -----------------------------------------------------------------------------
                              Class C               299           2,414                 90             706
                             -----------------------------------------------------------------------------
                              Class I               300           2,407                135           1,070
                             -----------------------------------------------------------------------------

                             ----------------------------------------------------------------------------
                              SHARES REDEEMED
                              Class A          (112,436)       (879,849)          (127,013)       (959,427)
                             -----------------------------------------------------------------------------
                              Class B           (52,980)       (422,563)           (52,707)       (407,589)
                             -----------------------------------------------------------------------------
                              Class C            (4,106)        (32,901)            (1,398)        (10,899)
                             -----------------------------------------------------------------------------
                              Class I            (2,554)        (20,469)              (887)         (6,938)
                             -----------------------------------------------------------------------------

                             ----------------------------------------------------------------------------
                              CONVERSION OF SHARES
                              Class A            15,982         129,116             12,509          98,552
                             -----------------------------------------------------------------------------
                              Class B           (16,001)       (129,116)           (12,516)        (98,552)
                             -----------------------------------------------------------------------------
                              NET INCREASE FROM
                              CAPITAL SHARE
                              TRANSACTIONS                    $ 454,293                          $ 246,415
                             -----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                              --------------------------------------------------
                                                                   CLASS A
                                              --------------------------------------------------
                                                        YEAR ENDED SEPTEMBER 30,
                                               1996      1995      1994     1993      1992
------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------
Net asset value, beginning of year            $ 8.01      7.74     8.12      7.86      7.30
------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          .76       .83      .73       .81       .85
------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)        .23       .20     (.35)      .23       .54
------------------------------------------------------------------------------------------------
Total from investment operations                 .99      1.03      .38      1.04      1.39
------------------------------------------------------------------------------------------------
Less distributions from net investment
  income                                         .77       .76      .76       .78       .83
------------------------------------------------------------------------------------------------
Net asset value, end of year                  $ 8.23      8.01     7.74      8.12      7.86
------------------------------------------------------------------------------------------------
TOTAL RETURN                                   13.00%    14.10     4.64     13.92     19.96
------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------------------------------------------------
Expenses                                         .88%      .90      .86       .80       .82
------------------------------------------------------------------------------------------------
Net investment income                           9.45     10.74     9.22     10.22     11.00
------------------------------------------------------------------------------------------------

                                                                          CLASS B
                                                        --------------------------------------------
                                                           YEAR ENDED
                                                         SEPTEMBER 30,           MAY 31 TO
                                                         1996      1995      SEPTEMBER 30, 1994
----------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $ 8.00      7.73            7.96
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                    .69       .76             .23
----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                  .23       .20            (.23)
----------------------------------------------------------------------------------------------------
Total from investment operations                           .92       .96              --
----------------------------------------------------------------------------------------------------
Less distributions from net investment
  income                                                   .70       .69             .23
----------------------------------------------------------------------------------------------------
Net asset value, end of period                          $ 8.22      8.00            7.73
----------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                            12.02%    13.09              --
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
----------------------------------------------------------------------------------------------------
Expenses                                                  1.77%     1.77            1.80
----------------------------------------------------------------------------------------------------
Net investment income                                     8.56      9.87            8.70
----------------------------------------------------------------------------------------------------

                                        ----------------------------------     ----------------------------------------
                                                      CLASS C                                  CLASS I
                                        ----------------------------------     ----------------------------------------
                                            YEAR ENDED         MAY 31 TO        YEAR ENDED       DECEMBER 29, 1994
                                           SEPTEMBER 30,     SEPTEMBER 30,     SEPTEMBER 30,     TO SEPTEMBER 30,
                                         1996        1995        1994              1996                1995
--------------------------------------------------------------------------     ----------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------     ----------------------------------------
Net asset value, beginning of period     $8.02        7.75        7.96              8.01                7.55
--------------------------------------------------------------------------     ----------------------------------------
Income from investment operations:
  Net investment income                    .69         .77         .25               .78                 .66
--------------------------------------------------------------------------     ----------------------------------------
  Net realized and unrealized gain (loss)  .23         .20        (.23)              .23                 .39
--------------------------------------------------------------------------     ----------------------------------------
Total from investment operations           .92         .97         .02              1.01                1.05
--------------------------------------------------------------------------     ----------------------------------------
Less distribution from net investment
income                                     .70         .70         .23               .79                 .59
--------------------------------------------------------------------------     ----------------------------------------
Net asset value, end of period           $8.24        8.02        7.75              8.23                8.01
--------------------------------------------------------------------------         ------------------------------------
TOTAL RETURN (NOT ANNUALIZED)            12.06%      13.13         .27             13.32               14.37
--------------------------------------------------------------------------         ------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------         ------------------------------------
Expenses                                  1.71%       1.71        1.74               .61                 .61
--------------------------------------------------------------------------     ----------------------------------------
Net investment income                     8.62        9.93        8.75              9.72               10.70
--------------------------------------------------------------------------     ----------------------------------------
-----------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES
-----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED SEPTEMBER 30,
                                                    1996        1995          1994          1993          1992
------------------------------------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)         $4,096,939     3,527,954     3,152,029     1,957,524     1,953,509
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 102%           99            93           101            69
------------------------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges.

TRUSTEES AND OFFICERS

TRUSTEES                                OFFICERS



STEPHEN B. TIMBERS                      J. PATRICK BEIMFORD, JR.
President and Trustee                   Vice President

DAVID W. BELIN                          MICHAEL A. MCNAMARA
Trustee                                 Vice President

LEWIS A. BURNHAM                        CHARLES R. MANZONI, JR.
Trustee                                 Vice President

DONALD L. DUNAWAY                       JOHN E. NEAL
Trustee                                 Vice President

ROBERT B. HOFFMAN                       HARRY RESIS
Trustee                                 Vice President

DONALD R. JONES                         PHILIP J. COLLORA
Trustee                                 Vice President
                                        and Secretary
DOMINIQUE P. MORAX
Trustee                                 JEROME L. DUFFY
                                        Treasurer
SHIRLEY D. PETERSON
Trustee                                 ELIZABETH C. WERTH
                                        Assistant Secretary
WILLIAM P. SOMMERS
Trustee


--------------------------------------------------------------------------------
LEGAL COUNSEL                 VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                              222 North LaSalle Street
                              Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT     KEMPER SERVICE COMPANY
                              P.O. Box 419557
                              Kansas City, MO 64141

--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT  INVESTORS FIDUCIARY TRUST COMPANY
                              127 West 10th Street
                              Kansas City, MO 64105

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS          ERNST & YOUNG LLP
                              233 South Wacker Drive
                              Chicago, IL 60606

--------------------------------------------------------------------------------
INVESTMENT MANAGER            ZURICH KEMPER INVESTMENTS, INC.

PRINCIPAL UNDERWRITER         KEMPER DISTRIBUTORS, INC.
                              222 South Riverside Plaza Chicago, IL 60606 http://www.kemper.com



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unless preceded or accompanied by a
Kemper Fixed Income Fund prospectus.
KHYF - 2 (11/96)   1024040
                                                     [KEMPER MUTUAL FUNDS LOGO]
                                                         Printed in the U.S.A.